Exhibit 10.1

FIRST INCREMENTAL FACILITY AMENDMENT AND FIRST AMENDMENT

dated as of August 21, 2018

to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 28, 2017

among

MALIBU BOATS, LLC,

as the Borrower

MALIBU BOATS HOLDINGS, LLC,

as the Parent and a Guarantor

THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,

as the other Guarantors

THE LENDERS FROM TIME TO TIME PARTY HERETO,

JPMORGAN CHASE BANK, N.A.

as Syndication Agent

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

and

REGIONS BANK,

as Co-Documentation Agents

and

SUNTRUST BANK,

as Administrative Agent, Swingline Lender and Issuing Bank

SUNTRUST ROBINSON HUMPHREY, INC.

and

JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

FIRST INCREMENTAL FACILITY AMENDMENT AND FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST INCREMENTAL FACILITY AMENDMENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 21, 2018 (the “Effective Date”) to the Credit Agreement referenced below is by and among Malibu Boats, LLC, a Delaware limited liability company (the “Borrower”), Malibu Boats Holdings, LLC, a Delaware limited liability company (the “Parent”), the Guarantors identified on the signature pages hereto, the Incremental Lenders (defined below) and SunTrust Bank, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, a revolving credit facility and term loan facility have been extended to the Borrower pursuant to the Second Amended and Restated Credit Agreement (as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 28, 2017 among the Borrower, the Parent, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that (a) the financial institutions identified on the signature pages hereto as “Incremental Lenders” (collectively, the “Incremental Lenders”) provide a portion of an increase to the Aggregate Revolving Commitments in an aggregate principal amount of $50,000,000 as set forth on Schedule I attached hereto (the “Incremental Revolving Commitments”) and (b) the Credit Agreement be amended in the manner provided for herein; and

WHEREAS, each Incremental Lender has agreed to provide an Incremental Revolving Commitment and the Required Lenders have agreed to amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement as amended by this Amendment.

2.    Increase of Aggregate Revolving Commitments.

(a)    Each Incremental Lender severally agrees to make its portion of the increase in the Aggregate Revolving Commitments available to the Borrower in an amount equal to its Incremental Revolving Commitment. The Incremental Revolving Commitments of the Incremental Lenders shall be as set forth on Schedule I attached hereto. The existing Schedule I to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule I attached hereto. Subject to the occurrence of the Incremental Revolving Commitment Availability Date, the Aggregate Revolving Commitments shall be $85,000,000.

(b)    Subject to the terms and express conditions set forth herein, each Incremental Lender severally agrees to make its Incremental Revolving Commitment available to the Borrower in Dollars commencing on the Business Day on which the conditions specified in Section 5 of this Amendment are met (the “Incremental Revolving Commitment Availability Date”), which shall occur on or prior to October 25, 2018.

(c)    The proceeds of the initial Borrowing pursuant to the Incremental Revolving Commitments shall be used by the Borrower solely to pay (i) for the acquisition by the Borrower, directly or indirectly through a wholly-owned Subsidiary, of substantially all of the assets of the business of S2 Yachts, Inc., a Michigan corporation, operated under the “Pursuit” name brand and the related real property located in Ft. Pierce, Florida owned by Gen 123 Properties, LLC, a Michigan limited liability company (the “Lake Tahoe Acquisition”), pursuant to the Asset Purchase Agreement dated as of the date hereof by and among the Borrower, Purchaser (as defined therein), Seller (as defined therein) and Principal (as defined therein) (the “Lake Tahoe Purchase Agreement”; the assets, rights and properties acquired pursuant to the Lake Tahoe Purchase Agreement are referred to herein as the “Lake Tahoe Purchased Assets”) and (ii) fees and expenses incurred in connection with the Lake Tahoe Acquisition, this Amendment and the Incremental Revolving Commitments and any related transaction.

(d)    The Applicable Margin with respect to the Incremental Revolving Commitments shall be as set forth in the Credit Agreement.

(e)    The Commitment Fee with respect to the Incremental Revolving Commitments shall be as set forth in the Credit Agreement, and with respect to the Incremental Revolving Commitments, shall be effective as of the Incremental Revolving Commitment Availability Date.

(f)    The Maturity Date with respect to the Incremental Revolving Commitments established pursuant to this Agreement shall be as set forth in the Credit Agreement.

(g)    The obligation of each Incremental Lender to make the initial Borrowing under its Incremental Revolving Commitment is subject solely to satisfaction or waiver of the conditions set forth in Section 5 of this Amendment. Each Incremental Lender hereby confirms that there are no other conditions (express or implied) to the funding of the Incremental Revolving Commitments. For avoidance of doubt, any Incremental Revolving Loans extended under the Incremental Revolving Commitments after the Initial Incremental Revolving Loan Funding Date shall be subject to the conditions in Section 3.3 of the Credit Agreement.

(h)    The Borrower agrees to pay to the Administrative Agent for the account of each Incremental Lender (i) a ticking fee (the “Incremental Ticking Fee”), which shall accrue at a rate of 0.30% per annum on the aggregate amount of the Incremental Revolving Commitments of such Lender during the period beginning on August 21, 2018 and ending on the Incremental Revolving Availability Date. Accrued Incremental Ticking Fees shall be payable in arrears on September 30, 2018 and on the Incremental Revolving Availability Date. For avoidance of doubt, the Incremental Ticking Fee shall cease to accrue in the event that the Incremental Revolving Commitment Availability Date does not occur on or prior to October 25, 2018.

3.    Amendments to Credit Agreement.

(a)    Subject to the occurrence of the conditions set forth in Section 4 below:

(i)    Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“First Incremental Facility Amendment and First Amendment” shall mean that certain First Incremental Facility Amendment and First Amendment to Credit Agreement dated as of August 21, 2018 among the Borrower, the Parent, the other Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the First Incremental Facility Amendment and First Amendment have been met.

“Incremental Revolving Commitment” shall mean the Incremental Revolving Commitments provided by certain Lenders pursuant to the First Incremental Facility Amendment and First Amendment.

“Tahoe Sub” shall mean PB Holdco, LLC, a Delaware limited liability company.

(ii)    In Section 1.1 the definition of “Excluded Account” is amended to read as follows:

“Excluded Account” shall mean (i) any zero-balance account that sweeps into another Excluded Account, (ii) any payroll account, (iii) any withholding or other fiduciary account, (iv) any account that only includes deposits that are pledged as permitted under Sections 7.2(f), (h) or (u) hereof, (v) any other account or accounts that collectively do not have more than $150,000 on deposit therein, (vi) any other account or accounts of the Target held by JPMorgan Chase Bank, N.A. or an Affiliate of JPMorgan Chase Bank, N.A. on the Delayed Draw Term Loan Funding Date, (vii) any other account or accounts of Tahoe Sub held by JPMorgan Chase Bank, N.A. or an Affiliate of JPMorgan Chase Bank, N.A. on or following the First Amendment Effective Date, and (viii) any other accounts that the Administrative Agent, with the consent of the Required Lenders, agrees to be designated as an Excluded Account.

(iii)    In Section 1.1 the definition of “Aggregate Revolving Commitments” is amended to read as follows:

“Aggregate Revolving Commitments” shall mean the Revolving Commitments of all the Lenders at any time outstanding. On the First Amendment Effective Date, the aggregate amount of the Aggregate Revolving Commitments is $35,000,000; provided that, if the Incremental Revolving Commitment Availability Date occurs, the Aggregate Revolving Commitments shall increase to $85,000,000.

(iv)    The last phrase of Section 2.23(c) of the Credit Agreement, beginning with “it being understood that”, is hereby amended to read as follows:

it being understood that such supplement or joinder may provide for customary “certain funds provisions” as agreed to by the Borrower and the Lenders providing an Incremental Term Loan Commitment or Incremental Revolving Commitment to the extent the proceeds of such Incremental Term Loan or Loans under any Incremental Revolving Commitment are being used to fund any Permitted Acquisition or permitted Investment.

(v)    Clause (b) in Section 7.14 of the Credit Agreement is amended to read as follows:

(b) fail to provide (i) documentary and other evidence of the identity of the Loan Parties as may be requested by any Lender or the Administrative Agent at any time to enable such Lender or the Administrative Agent to verify the identity of the Loan Parties or to comply with any applicable law or regulation, including, without limitation, Section 326 of the Patriot Act at 31 U.S.C. Section 5318 or (ii) all documentation and other information that the Administrative Agent or any Lender requests in order to comply with its ongoing obligations under the Beneficial Ownership Regulation.

(b)    Subject to the occurrence of the conditions set forth in Sections 4 and 5 below:

(i)    Each reference to “$7,500,000” in the definition of “Real Estate Documents” in Section 1.1 of the Credit Agreement is amended to read “$10,000,000”.

(ii)    Each reference to “$7,500,000” in clause (b) in Section 5.13 of the Credit Agreement is amended to read “$10,000,000”.

(iii)    The reference to “$7,500,000” in Section 5.14 of the Credit Agreement is amended to read “$10,000,000”.

(iv)    Clause (r) in Section 7.1 of the Credit Agreement is amended to read as follows:

(r) Indebtedness of the Borrower and the Loan Parties owed to (i) General Motors LLC or one or more of its Affiliates pursuant to the transactions contemplated by that certain Supply Agreement, dated as of November 14, 2016 between Malibu Boats, LLC and General Motors LLC, as amended, restated, supplemented or otherwise modified from time to time and (ii) Yamaha Motor Products or one or more of its Affiliates pursuant to one or more supply or similar agreements to which the Borrower or another Loan Party is party to, as amended, restated, supplemented or otherwise modified from time to time, in the case of clauses (i) and (ii) on a combined basis, not to exceed an aggregate principal amount of $6,000,000 at any time outstanding;

(v)    The first full paragraph following the proviso to Section 11.2 is hereby amended to add the following clause (v) immediately following clause (iv):

(v) only the consent of each Lender with an Incremental Revolving Commitment shall be required to waive any condition to the initial Borrowing under the Incremental Revolving Commitments.

4.    Conditions Precedent to Effectiveness of Amendment. Sections 1, 2 and 3(a) of this Amendment shall become effective as of the date hereof upon satisfaction (or waiver by the Required Lenders and each Incremental Lender) of each of the following conditions precedent:

(a)    Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Parent, the Guarantors, the Required Lenders, each Incremental Lender and the Administrative Agent.

(b)    Authorizing Resolutions. Receipt by the Administrative Agent of resolutions of the board of directors (or equivalent governing body) of each of the Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, certified as of the date hereof, by such Loan Party as being in full force and effect without modification or amendment.

(c)    Lake Tahoe Acquisition. Receipt by the Administrative Agent of a copy of the Lake Tahoe Purchase Agreement (including, all schedules, exhibits, annexes, amendments and modifications thereto or thereof), together with all other material documents related thereto, in form and substance satisfactory to the Administrative Agent in all respects.

(d)    Opinions of Counsel. Receipt by the Administrative Agent of favorable written opinions of counsel to the Loan Parties addressed to the Administrative Agent and each of the Incremental Lenders regarding, among other things, the binding effect and enforceability of this Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Beneficial Ownership. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent and each Incremental Lender shall have received a Beneficial Ownership Certification in relation to the Borrower.

(f)    Other Fees. All fees required to be paid on the date hereof and all reasonable out-of-pocket expenses required to be paid on the date hereof, to the extent invoiced at least one Business Day prior to the date hereof, shall have been paid.

For purposes of determining whether the conditions set forth in this Section 4 have been satisfied, by releasing its signature page hereto, each Incremental Lender shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, such Incremental Lender.

5.    Conditions Precedent to Funding. Section 3(b) of this Amendment shall become effective and the obligation of each Incremental Lender to make its portion of the initial Borrowing under the Incremental Revolving Commitments is subject to the satisfaction (or waiver by the Incremental Lenders) of solely the following express conditions and no other conditions (the “Initial Incremental Revolving Loan Funding Date”):

(a)    Lake Tahoe Purchase Agreement Representations. The Lake Tahoe Purchase Agreement Representations (as defined herein) made by or with respect to the Lake Tahoe Acquisition that are material to the interests of the Lenders are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), on and as of the Initial Incremental Revolving Loan Funding Date, in each case before and after giving effect the funding of initial Borrowing under the Incremental Revolving Commitments, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects, on and as of such earlier date).

(b)    Lake Tahoe Specified Representations. The representations in Sections 4.1, 4.2, 4.3 (subject to the Lake Tahoe Certain Funds Provision), 4.6, 4.7, 4.9, 4.15, 4.17 (subject to the Lake Tahoe Certain Funds Provision), 4.19 and 4.20 of the Credit Agreement (the “Lake Tahoe Specified Representations”) shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), on and as of the Initial Incremental Revolving Loan Funding Date, in each case before and after giving effect to the funding of the initial Borrowing under Incremental Revolving Commitments.

(c)    Consummation of the Lake Tahoe Acquisition. The Lake Tahoe Acquisition shall have been consummated, or substantially simultaneously with the initial Borrowing under the Incremental Revolving Commitments, shall be consummated substantially in accordance with the Lake Tahoe Purchase Agreement submitted to the Administrative Agent on the Effective Date after giving effect to any waivers, amendments, supplements, consents or modifications agreed upon by the Borrower other than those that are materially adverse to the interests of the Lenders to which the Administrative Agent has not given prior consent (such consent not to be unreasonably withheld, delayed or conditioned); provided that (a) any reduction in the purchase price for the Lake Tahoe Acquisition shall be deemed to be not materially adverse to the Lenders but any such reduction in the cash component of the purchase price in excess of 10.0% of the purchase price shall be allocated Dollar-for-Dollar to reduce the Incremental Revolving Commitments, (b) any increase in the purchase price shall be deemed to be not materially adverse to the Lenders so long as such increase is not funded with Indebtedness, (c) the granting of any consent under the Lake Tahoe Acquisition Agreement that is not materially adverse to the interests of the Lenders shall not otherwise constitute an amendment or waiver and (d) any amendment, waiver or other modification to the definition of “Material Adverse Effect” set forth in the Lake Tahoe Acquisition Agreement without the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed) shall be deemed to be materially adverse to the interests of the Lenders.

(d)    Required Consents and Approvals. The Loan Parties shall have received all governmental consents (including Hart-Scott-Rodino clearance and other necessary governmental consents, if applicable), approvals, authorizations, registrations and filings and orders required to be made or obtained under the Lake Tahoe Purchase Agreement for the closing of the Lake Tahoe Acquisition, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect in all material respects and all applicable waiting periods shall have expired.

(e)    Officer’s Closing Certificate. Receipt by the Administrative Agent of a certificate, dated as of the Initial Incremental Revolving Loan Funding Date and signed by a Responsible Officer certifying on behalf of the Loan Parties that (i) after giving effect to the Lake Tahoe Acquisition and the funding of the initial Borrowing under the Incremental Revolving Commitments on the Initial Incremental Revolving Loan Funding Date (A) no Event of Default shall have occurred and be continuing under Section 8.1(a), 8.1(b), 8.1(h), 8.1(j) or 8.1(i) of the Credit Agreement, (B) the conditions specified in clauses (a) and (b) above are satisfied as of the Initial Incremental Revolving Loan Funding Date, (C) the Loan Parties are in compliance with the financial covenants set forth in Sections 6.1 and 6.2 of the Credit Agreement, on a Pro Forma Basis, recomputed as of the end of the period of the four Fiscal Quarters most recently ended for which the Borrower has delivered financial statements under the Credit Agreement, (D) the Consolidated Leverage Ratio of the Loan Parties is at least 0.25 less than the maximum Consolidated Leverage Ratio permitted to be maintained under Section 6.2 of the Credit Agreement at such time, (E) there has been no event or circumstance since the First Amendment Effective Date which has or could be reasonably expected to have a Material Adverse Effect (as defined in the Lake Tahoe Purchase Agreement) that results in a failure of a condition precedent to the Borrower’s obligation to consummate the Lake Tahoe Acquisition or that gives the Borrower the right (taking into account any applicable cure provisions) to terminate its obligations under the Lake Tahoe Acquisition Agreement and (F) the Borrower has at least $5,000,000 of the sum of cash on hand plus availability existing under the Aggregate Revolving Commitments, (ii) the conditions specified in clauses (c) and (d) above have been satisfied or will be satisfied substantially simultaneously with the initial Borrowing under the Incremental Revolving Commitments and (iii) each Loan Party is Solvent before and after giving effect to the initial Borrowing under the Incremental Revolving Commitments on the Incremental Revolving Loan Funding Date, the Lake Tahoe Acquisition and the consummation of the other transactions contemplated herein.

(f)    Upfront Fee. Receipt by the Administrative Agent, for the account of each Incremental Lender, of an upfront fee equal to 35 basis points (0.35%) of such Incremental Lender’s Incremental Revolving Commitment.

(g)    Sources and Uses. A duly executed (i) Notice of Revolving Borrowing (excluding the last paragraph thereof) and (ii) funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds of the initial Borrowing under the Incremental Revolving Commitments.

Notwithstanding anything in this Agreement, any other Loan Document, the Lake Tahoe Purchase Agreement or any other letter agreement or other undertaking concerning the transactions contemplated hereby to the contrary, the only representations and warranties related to the Lake Tahoe Purchased Assets or any Seller or Principal (as such terms are defined in the Lake Tahoe Purchase Agreement) in the Loan Documents the accuracy of which shall be a condition to the availability of the Incremental Revolving Commitments on the Initial Incremental Revolving Loan Funding Date shall be (a) such of the representations made by or on behalf of the Lake Tahoe Purchased Assets or any such Seller or Principal in the Lake Tahoe Purchase Agreement a breach of which would be materially adverse to the interests of the Lenders, but only to the extent that (x) such failure or breach results in a failure of a condition precedent to the Borrower’s or the Purchaser’s (in its capacity as “Purchaser” under the Lake Tahoe Purchase Agreement) (or its affiliates) obligations to effect the Lake Tahoe Acquisition under the Lake Tahoe Purchase Agreement or (y) Borrower or the Purchaser (in its capacity as “Purchaser” under the Lake Tahoe Purchase Agreement) or its applicable affiliate has the right (after giving effect to any notice and cure provisions) to terminate its obligations under the Lake Tahoe Purchase Agreement, or otherwise has the right to decline to consummate the Lake Tahoe Acquisition, as a result of a breach of such representations in the Lake Tahoe Purchase Agreement (the “Lake Tahoe Purchase Agreement Representations”), and (b) the Lake Tahoe Specified Representations. In addition, the terms of the Loan Documents shall not impair the availability of the Incremental Revolving Commitments on the Initial Incremental Revolving Loan Funding Date if the conditions expressly set forth in this Section 5 are satisfied (or waived by the Lenders), it being understood that, with respect to the grant and perfection of a security interest in any Collateral to secure the Obligations, to the extent a security interest in such Collateral (the security interest in respect of which cannot be perfected by means of (1) the filing of a UCC financing statement (with respect to which the Borrower’s sole obligation shall be to deliver, or cause to be delivered, to the Administrative Agent such information as is necessary to complete such UCC financing statements and to authorize the Administrative Agent to file such UCC financing statements upon the initial Borrowing under the Incremental Revolving Commitments) or (2) the delivery or possession of capital stock or other certificated securities (to the extent that such capital stock or other securities are certificated on or prior to the Initial Incremental Revolving Loan Funding Date and in, or required pursuant to the Lake Tahoe Purchase Agreement to be in, the Borrower’s actual possession on the Initial Incremental Revolving Loan Funding Date (in which case, the Borrower’s sole obligation shall be to deliver, or cause to be delivered, to the Administrative Agent such certificates, together with undated powers thereto executed in blank) is not able to be perfected on the Initial Incremental Revolving Loan Funding Date after the Borrower’s use of commercially reasonable efforts to do so, the perfection of such security interest in such Collateral shall not constitute a condition precedent to the availability of the Incremental Revolving Commitments on the Initial Incremental Revolving Loan Funding Date, but a security interest in such Collateral will be required to be perfected within ninety (90) days after the Incremental Revolving Loan Funding Date (or such longer time as may be agreed by the Administrative Agent in its reasonable discretion) pursuant to arrangements to be mutually agreed between the Borrower and the Administrative Agent. This paragraph, and the provisions herein, shall be referred to as the “Lake Tahoe Certain Funds Provision”.

6.    Representations and Warranties; No Default. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties made by the Loan Parties in each Loan Document or in any other document, agreement, instrument or certificate furnished at any time under or in connection therewith, are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing or would result from the initial Borrowing under the Incremental Revolving Commitments.

7.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9.    Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

10.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Incremental Facility Amendment and First Amendment to Second Amended and Restated Credit Agreement to be duly executed and delivered as of the date first written above.

BORROWER:	MALIBU BOATS, LLC, a Delaware limited liability company

	By:	/s/ Wayne Wilson
	Name:	Wayne Wilson
	Title:	Chief Financial Officer

PARENT:	MALIBU BOATS HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Wayne Wilson
	Name:	Wayne Wilson
	Title:	Chief Financial Officer

GUARANTORS:	MALIBU AUSTRALIAN ACQUISITION CORP.,
a Delaware corporation

	By:	/s/ Wayne Wilson
	Name:	Wayne Wilson
	Title:	Chief Financial Officer

COBALT BOATS, LLC, a Delaware limited liability company

	By:	/s/ Wayne Wilson
	Name:	Wayne Wilson
	Title:	Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

	By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

INCREMENTAL LENDERS:	SunTrust Bank, as a Lender and an Incremental Lender

	By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	JP Morgan Chase Bank, N.A, as a Lender and an Incremental Lender

	By:	/s/ Brandon Abney
	Name:	Brandon Abney
	Title:	Authorized Officer

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and an Incremental Lender

	By:	/s/ R. Andrew Beam
	Name:	R. Andrew Beam
	Title:	Senior Vice President

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	Regions Bank, as a Lender and an Incremental Lender

	By:	/s/ Jason Goetz
	Name:	Jason Goetz
	Title:	Senior Vice President

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	MUFG Union Bank, N.A, as a Lender and an Incremental Lender

	By:	/s/ Maria Iarriccio
	Name:	Maria Iarriccio
	Title:	Director

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	Wells Fargo Bank, National Association, as a Lender and an Incremental Lender

	By:	/s/ Nicole Harrell
	Name:	Nicole Harrell
	Title:	Vice President

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

INCREMENTAL LENDERS:	United Community Bank, as a Lender and an Incremental Lender

	By:	/s/ Travis Baltz
	Name:	Travis Baltz
	Title:	VP

FIRST INCREMENTAL FACILITY AMENDMENT

MALIBU BOATS, LLC

SCHEDULE I

COMMITMENT AMOUNTS

Lender	Incremental Revolving Commitments	Pro Rata Share of Incremental Revolving Commitments	Aggregate Revolving Commitments	Pro Rata Share of Aggregate Revolving Commitments
SunTrust Bank	$10,256,410.27	20.512820543%	$17,435,897.46	20.512820543%
JPMorgan Chase Bank	$8,974,358.97	17.948717943%	$15,256,410.25	17.948717943%
First Tennessee Bank National Association	$7,692,307.69	15.384615371%	$13,076,923.07	15.384615371%
Regions Bank	$7,692,307.69	15.384615371%	$13,076,923.07	15.384615371%
MUFG Union Bank, N.A.	$5,769,230.77	11.538461543%	$9,807,692.31	11.538461543%
Wells Fargo Bank, National Association	$5,769,230.77	11.538461543%	$9,807,692.31	11.538461543%
United Community Bank	$3,846,153.84	7.692307686%	$6,538,461.53	7.692307686%
Total:	$50,000,000.00	100.000000000%	$85,000,000.00	100.000000000%